Loan Nos. 03-0251365 and 03-0251366
Exhibit 10.3
FOURTH AMENDMENT TO LOAN AGREEMENT
THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this “Agreement”), is made as of April 16, 2014, by and among FIRST STATES INVESTORS 5200, LLC, a Delaware limited liability company (“Borrower”), and WELLS FARGO BANK, N.A., as Trustee for the Holders of BSDB 2005-AFR1 Trust Commercial Mortgage Pass-Through Certificates, Series 2005-AFR1 (the “Lender”).
RECITALS:
A.Lender is the current holder of a loan originally made by German American Capital Corporation, a Maryland corporation (“GACC”), and Bear Stearns Commercial Mortgage, Inc., a New York corporation (“Bear Stearns” and, together with GACC, collectively, the “Original Lender”), to Borrower, in the stated original principal amount of $304,000,000.00 (the “Loan”), which Loan is evidenced by that certain Loan and Security Agreement, dated as of March 4, 2005, by and between Borrower and Original Lender, as amended by (i) that certain First Amendment to Loan Agreement dated as of April 12, 2005, (ii) that certain Second Amendment to Loan Agreement dated as of June 9, 2005, and (iii) that certain Third Amendment to Loan Agreement dated as of July 19, 2007 (as further amended or otherwise modified, the “Loan Agreement”).
B.In connection with the Loan, Borrower executed and delivered to Original Lender that certain Promissory Note (Note A-1) in the original principal amount of $152,000,000.00, dated as of March 4, 2005, made by Borrower and payable to GACC (the “A-1 Note”).
C.In connection with the Loan, Borrower executed and delivered to Original Lender that certain Promissory Note (Note A-2) in the original principal amount of $152,000,000.00, dated as of March 4, 2005, made by Borrower and payable to Bear Stearns (the “A-2 Note” and, together with the A-1 Note, collectively, the “Note”).
D.To secure the Loan, Borrower executed and delivered a Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing, and Assignment of Leases, Rents and Security Deposits (the “Security Instrument”), dated as of March 4, 2005, in favor of Original Lender, which encumbers various properties described therein, excluding properties which have been previously released from the lien of the Security Instrument (such properties collectively, together with all improvements, fixtures and personal property located thereon, shall be referred to herein as the “Property”).
E.As further security for the Loan, Borrower executed and delivered an Assignment of Leases and Rents (the “Assignment of Leases”), dated as of March 4, 2005, in favor of Original Lender.
F.On March 4, 2005, First States Group, L.P., a Delaware limited partnership (“Original Guarantor”) executed and delivered to Original Lender that certain Guaranty of Recourse Obligations (the “Original Guaranty”).

G.On March 4, 2005, Original Guarantor executed and delivered to Original Lender that certain Environmental Indemnity (the “Environmental Indemnity”).
H.On December 15, 2011, Borrower, Lender, Original Guarantor and KBS Acquisition Holdings, LLC (“Guarantor”) entered into that certain Consent Agreement (the “Consent Agreement”).
I.On December 15, 2011, Guarantor executed and delivered to Original Lender that certain Supplemental Environmental Indemnity (the “Supplemental Environmental Indemnity”).
J.On December 15, 2011, Guarantor executed and delivered to Original Lender that certain Supplemental Guaranty of Recourse Obligations (the “Supplemental Guaranty”).
K.This Agreement, the Note, Security Instrument, Assignment of Leases, Original Environmental Indemnity, Original Guaranty, Consent Agreement, Supplemental Environmental Indemnity, and Supplemental Guaranty together with all other documents or agreements executed and delivered in connection with the Loan, all as modified hereby, are collectively referred to herein as the “Loan Documents”.
L.Original Lender has heretofore assigned all of its rights, title and interests in and to the Loan, the Note, the Loan Agreement, the Security Instrument and the other Loan Documents to Lender.
M.The Lender is the current holder of the Loan, Note, Security Instrument, and all other Loan Documents, by virtue of a series of assignments and endorsements from Original Lender and is in possession of each.
N.As of March 19, 2014, Borrower is indebted to Lender in the principal amount of $192,924,138.42, plus accrued and unpaid interest in the amount of $223,705.18, together with attorneys’ fees and costs, pursuant to the Loan Documents (collectively, the “Indebtedness”). The Indebtedness shall also include all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Borrower under the Loan Documents.
O.Midland Loan Services, a division of PNC Bank, National Association (“Midland”), is the Master Servicer and Special Servicer under the Trust and Servicing Agreement dated as of June 15, 2005, by and among Bear Stearns Commercial Mortgage Securities Inc., as Depositor, Servicer and Special Servicer, and Wells Fargo Bank, N.A., as Trustee.
P.On or about June 27, 2013, Borrower commenced an action (the “Litigation”) in the United Stated District Court for the Southern District of New York (the “Court”), by filing a complaint against Midland and Lender, which was amended by the filing of an Amended Complaint on July 23, 2013, and further amended by the filing of a Second Amended Complaint on September 30, 2013.
Q.In the Litigation, Borrower asserted, among other things, that multiple Lockbox Events and Cure Events (as those terms are defined in the Loan Agreement), were calculated by Midland utilizing a methodology that excludes an item known as “amortization of below market rents” (“ABMR”) in its Operating Income and subsequent DSCR calculations. In particular, Borrower alleged that under GAAP, ABMR and other non-cash rents should be included in the calculation of Operating Income for the Mortgaged Premises. Borrower further alleged that the exclusion of ABMR in the calculation of Operating Income by Midland and/or Lender resulted in incorrect determinations of Lockbox Events.
R.On October 21, 2013, Midland and Lender filed an Answer in the Litigation asserting various defenses.
S.On February 5, 2014, the parties to the Litigation advised the Court that they had reached a settlement, subject to certain internal and external approvals, and appropriate documentation of the agreement.
T.On February 6, 2014, the Court entered an Order (the “60 Day Order”) dismissing the Litigation without costs and without prejudice to restoring the action to the Court’s calendar, provided the application to restore the action is made within sixty (60) days.
U.The obligation of Borrower to repay the Loan, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment or counterclaim of any nature whatsoever to payment of the Loan.
V.Borrower has requested that Lender consent to a modification of certain terms of the Loan Agreement (the “Transaction”), as set forth herein.
W.Lender has agreed to modify the Loan pursuant to and solely upon the terms and conditions which are hereinafter set forth.
X.The parties hereto now wish to modify the Loan Documents in certain respects as provided herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.
2.    Incorporation of the Recitals. Borrower and Lender acknowledge and agree that the Recitals set forth above are true and correct as of the date hereof. Each of the Recitals set forth above are incorporated herein and made a part of this Agreement with the same effect as if set forth herein at length in the text of this Agreement.
3.    Loan Documents. This Agreement shall constitute a “Loan Document”, as defined herein and in the Loan Agreement. This Agreement shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the Loan Documents (as modified hereby), nor impair the liens of the security instruments securing the Loan, or the priority thereof. All references to the “Loan Agreement” in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.
4.    Ratification, Reaffirmation and Confirmation of Loan Documents. Borrower agrees to perform each and every obligation under the Loan Documents in accordance with their respective terms and conditions. It is expressly understood that Lender will hereafter require performance of any and all terms, conditions or requirements of all documents, instruments or agreements executed by Borrower or relating to the Loan Documents. Borrower acknowledges and agrees that any performance or nonperformance of the Loan Documents prior to the date hereof does not affect or diminish in any way the requirement of compliance with the Loan Documents. Borrower further acknowledges and agrees that the validity or priority of the liens and security interests evidenced by any of the Loan Documents are not diminished in any way by this Agreement. The Loan Documents and the agreements and obligations of Borrower thereunder are hereby ratified, brought forward, renewed and extended until the Loan shall have been fully paid and discharged. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent the valid, binding and enforceable obligations of Borrower. Lender and Borrower hereby agree that this Agreement and the other Loan Documents are in full force and effect. Borrower specifically extends the liens and security interests of the Loan Documents shall continue to be in full force and effect until the Loan is paid in full and all other obligations under the Loan Documents are fully performed and satisfied. Borrower hereby agrees that this Agreement in no way acts as a diminishment, impairment, release or relinquishment of the liens, power, title, security interest and rights securing or guaranteeing payment of the Loan. Except as otherwise provided herein, Lender hereby preserves all of its rights against Borrower and all collateral securing the Loan. In the event of any inconsistency between the Loan Documents and this Agreement, this Agreement shall control.
5.    Pay Down. Borrower shall pay to Lender, on the date hereof, in immediately available funds, the amount of FIFTY TWO MILLION AND NO/100 DOLLARS ($52,000,000.00) (the “Pay Down”). Of the Pay Down, $7,000,000.00 will be funded and paid from the BofA Reserve Fund. The Pay Down shall be applied to the Loan free of Defeasance or prepayment considerations, restrictions or obligations of any type or nature and any Yield Maintenance Premium, Breakage Costs or any other costs and expenses triggered by a prepayment of the Loan are hereby waived. In connection with the Pay Down, effective as of the date of the Pay Down, the Loan shall be re-amortized as set forth on the amortization schedule attached hereto as Schedule 1 (the “Amortization Schedule”) and the principal portion of the Monthly Debt Service Payment shall be based upon the amount set forth in the Amortization Schedule.
6.    Modification of Loan Agreement. The Loan Agreement is hereby modified as follows:
(a)    Section 3.1.2 (d) is hereby amended by replacing the last sentence thereof, previously containing a limitation on the number of Cure Events, with the following:
“Once a Cure Event occurs, all funds on deposit in the Cash Management Account shall be released to the Borrower by the Lender as Excess Cash Flow on the immediately succeeding Payment Date after all other payments required to be made on such Payment Date pursuant to Section 3.2.1(b) have been made.”
(b)    The definition of “Cure Event” is hereby amended to delete from clause (4)(i) any and all references to “a Letter of Credit.”
(c)    The definition of “Operating Income” is hereby amended by adding the following new sentence after the last sentence thereof:
“Notwithstanding the foregoing, the calculation of Operating Income shall not include amortization of below market rents or any other non-cash rents.”
(d)    The definition of “Release DSCR” is hereby amended to mean 1.20.
(e)    Section 9.1(a) is hereby amended to add the following provision as subsection (ix):
“(ix)     without duplication of Section 9.1(b)(vi) as it relates to a Non-Disqualification Opinion, Lender shall have received, at Borrower’s cost and expense, a Non-Disqualification Opinion, including express language, as reasonably acceptable to Lender, that the contemplated Defeasance will not cause the Security Instrument to cease to be a “qualified mortgage” (within the meaning of Section 860G(a) of the Code) either as a result of (i) the contemplated Defeasance satisfies the requirements of Treas. Reg. Section 1.860G-2(a)(8) or (ii) after giving effect to the release of Lender’s lien on any real property comprising the Property, the Loan will continue to be “principally secured by an interest in real property” within the meaning of Treas. Reg. Section 1.860G-2(a)(1). In the alternative and in lieu of a formal Defeasance completed in accordance with the requirements of Treas. Reg. Section 1.860G-2(a)(8) and this Section 9.1, Lender reserves the right, in its sole and absolute discretion, to require the release of Lender’s lien on any portion of the Property be accompanied by a “qualified pay-down transaction” (within the meaning of Rev. Proc. 2010-30) to the extent necessary to preserve the Loan as a “qualified mortgage” (within the meaning of Section 860G(a) of the Code).”
7.    Calculation of DSCR. Borrower expressly consents and agrees that Lender may, in its sole and absolute discretion, exclude ABMR and other non-cash rents (other than straight line rents which will be included in the definition of Operating Income) from the calculation of Operating Income (and correspondingly Underwritten Net Cash Flow, other DSCR calculations, Lockbox Events and Cure Events). Borrower acknowledges and agrees that, with respect to Lender’s exercise of any right of Lender to calculate, approve, disapprove, determine or decide any arrangement or term, Lender may do so in its sole and absolute discretion, which shall be final and conclusive.
8.    Payment of Expenses. Borrower represents, covenants, acknowledges and agrees that it remains liable for, and shall pay on the date hereof, all reasonable out-of-pocket fees, costs and expenses (including, attorneys’ fees, costs and reasonable costs and expenses of Lender’s outside counsel) incurred by Lender in connection with the Litigation, as well as the documentation, preparation, interpretation and negotiation of this Agreement, and the enforcement, preservation, protection or defense of any of Lender’s rights and remedies hereunder and under the other Loan Documents, as well as expenses relating to the REMIC opinion (collectively, “Expenses”).
9.    Modification Fee. Borrower agrees that concurrently with the execution of this Agreement, Borrower shall pay to Lender a modification fee in the amount of TEN THOUSAND AND NO/100 DOLLARS ($10,000.00) (the “Modification Fee”).
10.    Consent Regarding Amendments to Organizational Documents. Borrower acknowledges that in connection with this Agreement, Borrower has delivered to Lender certain amendments to organizational documents (the “Amendments to Organizational Documents”), as set forth on Exhibit B of that certain Organizational Certificate executed by KBS Real Estate Investment Trust, Inc. on April 16, 2014. Lender hereby consents to the Amendments to Organizational Documents.
11.    Conditions Precedent to Closing. The obligations and agreements of Lender contained herein shall be conditioned on the prior or contemporaneous satisfaction of the following (collectively, the “Closing Conditions”), each to Lender’s reasonable satisfaction:
(a)    The execution, acknowledgment and delivery of this Agreement by all of the parties concurrently with the Closing, and the execution, acknowledgment and delivery of a Borrower General Certificate and a Guarantor General Certificate.
(b)    Borrower’s payment to Lender of the Pay Down.
(c)    Borrower’s payment to Lender of all Expenses.
(d)    Borrower’s payment to Midland of the Modification Fee.
(e)    Lender shall have received from Borrower such resolutions and certificates as Lender may reasonably require, in form and content reasonably acceptable to Lender, authorizing Borrower to enter into this Agreement and to amend Loan Documents which shall be executed by the appropriate persons and/or entities on behalf of such parties, and a certified copy of each parties’ organizational documents, with all amendments, modifications, supplements and restatements thereto, and certificates of good standing as appropriate, in form and substance reasonably acceptable to Lender.
(f)    The representations and warranties of Borrower contained herein are true and correct in all material respects, and shall be true and correct as of the date of the closing of the transaction contemplated hereby.
(g)    Guarantor shall execute an acknowledgement and reaffirmation of that Guaranty executed on December 15, 2011, and all waivers and agreements contained therein are in full force and effect.
(h)    Lender’s receipt of a REMIC opinion relative to this Transaction in form and substance reasonably acceptable to Lender.

12.    Dismissal of Litigation with Prejudice. As set forth in the 60 Day Order, the Litigation is dismissed. Borrower hereby expressly waives any right to seek to restore the Litigation to the Court’s calendar. To the extent any further action is necessary to effectuate a dismissal of the Litigation with prejudice, Borrower and Lender shall cooperate in taking such additional procedures to dismiss the Litigation with prejudice.
13.    Release of Claims. Each of Borrower and Guarantor, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”) hereby jointly and severally release, remise, acquit and forever discharge Lender, PNC Bank, National Association, and Midland, together with their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Lender Released Parties”), from any and all actions and causes of action, proceedings, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Lender Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby, in each case solely to the extent arising prior to the date hereof. Without limiting the generality of the foregoing, this release shall include the following matter: (a) all claims and causes of action raised or asserted in the Litigation, and any claims relating to any settlement negotiations between the Parties, (b) Lender’s and/or Midland’s calculation of Operating Income, Underwritten Net Cash Flow, other DSCR calculations, Lockbox Events and Cure Events (as those terms are defined in the Loan Agreement), including, without limitation, Lender’s and/or Midland’s exclusion of ABMR in its calculation of Operating Income; (c) all aspects of this Agreement, and the Loan Documents, any negotiations, demands or requests with respect thereto; and (d) Lender’s exercise or attempts to exercise any of its rights under this Agreement, any of the Loan Documents, at law or in equity. The Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties. The Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.
14.    Representations, Warranties and Covenants.
(a)Borrower hereby represents and warrants to Lender that to Borrower’s knowledge:

(i)	Upon execution of this Agreement, and effectuation of the actions contemplated herein, there is no Default or Event of Default under the Loan Documents;

(ii)	there is no bankruptcy or receivership proceeding pending or threatened against Borrower;

(iii)
this Agreement and the other Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations enforceable by Lender in accordance with their terms and have not been modified either orally or in writing, except as provided herein; and

(iv)	Lender has not waived any requirements of the Loan Documents nor any of Lender’s rights thereunder, except as expressly provided herein.
(b)Borrower further represents and warrants to Lender that:

(i)	The person executing this Agreement on behalf of Borrower has been duly authorized to execute this Agreement by all requisite limited liability company or other action on the part of Borrower;

(ii)	The execution and delivery by Borrower of this Agreement and the performance by Borrower of the transactions herein contemplated;
(1)are within its respective powers;
(2)has been authorized by all necessary organizational action if it is an entity;
(3)are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Borrower is a party or by which such party is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking; and

(iii)
this Agreement is the legal, valid and binding agreement of Borrower and is enforceable against Borrower in accordance with its terms (except as enforcement may be limited by bankruptcy, insolvency, other laws of general application relating to the enforcement of creditors’ rights).

(c)Lender hereby represents and warrants to Borrower that to Lender’s knowledge:

(i)	the outstanding principal balance of the Loan after giving effect to the Pay Down is $140,519,322.88; and

(ii)	upon execution of this Agreement and the effectuation of the actions contemplated herein, there is no Default or Event of Default existing under the Loan Documents.
15.    Limitation of Modifications. The modifications contained herein shall not constitute a waiver of any requirement of obtaining Lender’s consent in the future, nor shall they constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein.
16.    Non-Impairment. Except as expressly provided herein, nothing contained in this Agreement shall (a) alter or affect any provision, condition or covenant contained in the Note, the Security Instrument or the other Loan Documents or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Note, the Security Instrument and the other Loan Documents shall continue in full force and effect except as expressly modified hereby, or (b) be deemed or construed to be an impairment of the lien of the Security Instrument, and the lien of the Security Instrument shall remain a first lien encumbering the Property covered by the Security Instrument.
17.    Further Acts. Borrower agrees to do any act or execute any additional documents requested by Lender as may reasonably be required by Lender to effectuate the purposes of this Agreement.
18.    Headings; Terms Generally. The numbering, order and captions or headings of the various article or section headings contained herein are intended for convenience of reference and shall not be deemed to define, limit, or describe the scope or intent of the respective provisions of this Agreement. Each definition contained in this or any other article of this Agreement shall apply equally to both singular and plural forms of the term defined. Each pronoun shall include the masculine, feminine and the neuter form, whichever is appropriate to the context. The words “included”, “includes” and “including” shall each be deemed to be followed by the phrase “without limitation”. The words “herein”, “hereby”, “hereof”, and “hereunder” shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. Notwithstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it.
19.    Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Any signature on a copy of this Agreement or any document necessary or convenient thereto sent by facsimile, or by PDF, shall be binding upon transmission by facsimile, or by PDF, and the facsimile or PDF copy may be utilized for the purposes of this Agreement.

20.    Prior Agreements. The Loan Documents, including this Agreement (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents, (b) supersede all oral negotiations and prior and other writings with respect to the subject matter thereof, and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any of the Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. Nothing contained herein shall affect the rights and obligations of Borrower and Lender to each other under the Loan Documents.
21.    Non-Waiver. No omission or delay by Lender in exercising any right or power under this Agreement or under any of the Loan Documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and signed by Lender and then only to the extent specified. Lender’s rights and remedies are cumulative and concurrent and may be pursued singly, successively or together. No waiver of any event of default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent Event of Default.
22.    Notices, Consents, Approvals, Etc. All notices, certificates, demands, requests, approvals, consents, waivers and other communications provided for herein or which are given with respect to this Agreement, in order to constitute effective notice to the other party, shall be in writing and shall be deemed to have been given when (a) hand-delivered, with signed delivery receipt obtained, or (b) sent by prepaid reputable overnight courier, in each case also sent via electronic mail and addressed as follows:

If to Borrower:	First States Investors 5200, LLC c/o KBS Capital Advisors LLC 620 Newport Center Drive, Suite 1300 Newport Beach, California 92660 Attention: David Snyder
with a copy to:	Gramercy Property Trust 521 Fifth Avenue New York, New York 10175 Attention: Allan B. Rothschild

If to Lender:
WELLS FARGO BANK, N.A., as Trustee for the Holders
of BSDB 2005-AFR1 Trust Commercial Mortgage Pass-
Through Certificates, Series 2005-AFR1
10851 Mastin, Suite 300
Overland Park, Kansas 66210
Attention: Chris P. Bradshaw
chris.bradshaw@midlandls.com

with a copy to:	Thompson & Knight LLP
900 Third Avenue, 20th Floor
New York, New York 10022
Attention: William M. O’Connor, Esq. William.OConnor@tklaw.com
Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notices may be sent by the attorneys for the respective parties and each such notice so served shall have the same force and effect as if sent by such party.
23.    Governing Law. This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the terms of the Loan Agreement, as if it was a part of the Loan Agreement. In the event one or more provisions of this Agreement shall be invalid, illegal, or unenforceable, the validity or enforceability of the remaining provisions shall not in any way be affected.
24.    TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF BORROWER AND LENDER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OF BORROWER AND LENDER.
25.    Severability; Successors and Assigns. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.
26.    No Rights Conferred on Others. Nothing contained in this Agreement or the Loan Documents shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under, or in respect of, this Agreement or the Loan Documents.
27.    No Further Modifications. Except as modified herein, all of the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and, as modified hereby, Borrower confirms and ratifies all of the terms, covenants and conditions of the Loan Agreement in all respects. Neither this Agreement, not any term or provision hereof, may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge or termination is sought.
28.    Construction of Documents. Borrower represents, acknowledges and agrees that Borrower and its legal counsel have had ample opportunity to review and negotiate this Agreement and, therefore, this Agreement and the Loan Documents, as may have been amended, restated and/or modified in connection herewith shall not be subject to the principle of construction to the effect that any ambiguities are to be construed and/or resolved against the drafting party are hereby waived in the interpretation of this Agreement and the amendments, restatement and/or modification of the Loan Documents construing their meaning against the party which drafted same.
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IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound hereby, have duly authorized, validly executed and delivered this Fourth Amendment to Loan Agreement as of the date set forth above.

BORROWER:

FIRST STATES INVESTORS 5200, LLC, a
Delaware limited liability company

By:    /s/David Snyder
Name:    David Snyder
Title:    Chief Financial Officer

LENDER:

WELLS FARGO BANK, N.A., AS TRUSTEE
FOR THE HOLDERS OF BSDB 2005-AFR1
TRUST COMMERCIAL MORTGAGE PASS
THROUGH CERTIFICATES, SERIES 2005-
AFR1

By: Midland Loan Services, a division of PNC
Bank, National Association, in its capacity as
Servicer and its Attorney-in-Fact
By:    /s/Bradley J. Hauger
Name:    Bradley J. Hauger
Title:    Senior Vice President
Servicing Officer

ACKNOWLEDGEMENT OF GUARANTOR
The undersigned hereby acknowledges, consents to, agrees and ratifies the terms and conditions of this Agreement. The undersigned further represents and warrants to Lender as follows: (a) the Supplemental Environmental Indemnity and the Supplemental Guaranty are in full force and effect; (b) as of the date hereof, the undersigned has no defenses to, or offsets against, any of its obligations under the Supplemental Environmental Indemnity, Supplemental Guaranty, and any other Loan Documents; (c) the undersigned has full power, authority, legal rights and capacity to execute and deliver this Agreement; and (d) the Loan Documents, including, without limitation, each of the Supplemental Environmental Indemnity, the Supplemental Guaranty, and this Agreement, constitute valid, enforceable and binding obligations of the undersigned.

GUARANTOR:

KBS ACQUISITION HOLDINGS, LLC, a
Delaware limited liability company

By:    /s/David Snyder
Name:    David Snyder
Title:    Chief Financial Officer

Schedule 1

LOAN #:		030251365				P&I:	SEE BELOW
BORROWER:		First States Investors 5200, LLC				FIXED OR ADJ:	FIXED
CASH FLOW / AMORTIZATION SCHEDULE						DAYS PER YR:	360
						ACT OR 30:	act

DUE DATE	DAYS	INT. RATE	BEG. PRINCIPAL BALANCE	P&I PAYMENT	INTEREST DUE	PRINCIPAL DUE	TOTAL PMT. DUE
4/12/2014		5.96340%	$70,259,661.44	$499,723.23
5/12/2014	30	5.96340%	$70,259,661.44	$499,723.23	$349,155.39	$150,567.84	$499,723.23
6/12/2014	31	5.96340%	$70,109,093.60	$499,723.23	$360,020.71	$139,702.52	$499,723.23
7/12/2014	30	5.96340%	$69,969,391.08	$499,723.23	$347,712.89	$152,010.34	$499,723.23
8/12/2014	31	5.96340%	$69,817,380.74	$499,723.23	$358,522.72	$141,200.51	$499,723.23
9/12/2014	31	5.96340%	$69,676,180.23	$499,723.23	$357,797.64	$141,925.59	$499,723.23
10/12/2014	30	5.96340%	$69,534,254.64	$499,723.23	$345,550.48	$154,172.75	$499,723.23
11/12/2014	31	5.96340%	$69,380,081.89	$499,723.23	$356,277.13	$143,446.10	$499,723.23
12/12/2014	30	5.96340%	$69,236,635.79	$499,723.23	$344,071.46	$155,651.77	$499,723.23
1/12/2015	31	5.96340%	$69,080,984.02	$499,723.23	$354,741.22	$144,982.01	$499,723.23
2/12/2015	31	5.96340%	$68,936,002.01	$499,723.23	$353,996.71	$145,726.52	$499,723.23
3/12/2015	28	5.96340%	$68,790,275.49	$499,723.23	$319,063.06	$180,660.17	$499,723.23
4/12/2015	31	5.96340%	$68,609,615.32	$499,723.23	$352,320.67	$147,402.56	$499,723.23
5/12/2015	30	5.96340%	$68,462,212.76	$499,723.23	$340,222.97	$159,500.26	$499,723.23
6/12/2015	31	5.96340%	$68,302,712.50	$499,723.23	$350,744.67	$148,978.56	$499,723.23
7/12/2015	30	5.96340%	$68,153,733.94	$499,723.23	$338,689.98	$161,033.25	$499,723.23
8/12/2015	31	5.96340%	$67,992,700.69	$499,723.23	$349,152.72	$150,570.51	$499,723.23
9/12/2015	31	5.96340%	$67,842,130.18	$499,723.23	$348,379.51	$151,343.72	$499,723.23
10/12/2015	30	5.96340%	$67,690,786.46	$499,723.23	$336,389.36	$163,333.87	$499,723.23
11/12/2015	31	5.96340%	$67,527,452.59	$499,723.23	$346,763.60	$152,959.63	$499,723.23
12/12/2015	30	5.96340%	$67,374,492.96	$499,723.23	$334,817.54	$164,905.69	$499,723.23
1/12/2016	31	5.96340%	$67,209,587.27	$499,723.23	$345,131.31	$154,591.92	$499,723.23
2/12/2016	31	5.96340%	$67,054,995.35	$499,723.23	$344,337.46	$155,385.77	$499,723.23
3/12/2016	29	5.96340%	$66,899,609.58	$499,723.23	$321,375.69	$178,347.54	$499,723.23
4/12/2016	31	5.96340%	$66,721,262.04	$499,723.23	$342,623.69	$157,099.54	$499,723.23
5/12/2016	30	5.96340%	$66,564,162.50	$499,723.23	$330,790.61	$168,932.62	$499,723.23
6/12/2016	31	5.96340%	$66,395,229.88	$499,723.23	$340,949.46	$158,773.77	$499,723.23
7/12/2016	30	5.96340%	$66,236,456.11	$499,723.23	$329,162.07	$170,561.16	$499,723.23
8/12/2016	31	5.96340%	$66,065,894.95	$499,723.23	$339,258.28	$160,464.95	$499,723.23
9/12/2016	31	5.96340%	$65,905,430.00	$499,723.23	$338,434.27	$161,288.96	$499,723.23
10/12/2016	30	5.96340%	$65,744,141.04	$499,723.23	$326,715.51	$173,007.72	$499,723.23
11/12/2016	31	5.96340%	$65,571,133.32	$499,723.23	$336,717.61	$163,005.62	$499,723.23
12/12/2016	30	5.96340%	$65,408,127.70	$499,723.23	$325,045.69	$174,677.54	$499,723.23
1/12/2017	31	5.96340%	$65,233,450.16	$499,723.23	$334,983.55	$164,739.68	$499,723.23
2/12/2017	31	5.96340%	$65,068,710.48	$499,723.23	$334,137.59	$165,585.64	$499,723.23
3/12/2017	28	5.96340%	$64,903,124.84	$499,723.23	$301,033.67	$198,689.56	$499,723.23
4/12/2017	31	5.96340%	$64,704,435.28	$499,723.23	$332,266.98	$167,456.25	$499,723.23
5/12/2017	30	5.96340%	$64,536,979.03	$499,723.23	$320,716.52	$179,006.71	$499,723.23
6/12/2017	31	5.96340%	$64,357,972.32	$499,723.23	$330,487.84	$169,235.39	$499,723.23
7/12/2017	30	5.96340%	$64,188,736.93	$499,723.23	$318,985.93	$180,737.30	$499,723.23
8/12/2017	31	5.96340%	$64,007,999.63	$499,723.23	$328,690.68	$171,032.55	$499,723.23
9/12/2017	31	5.96340%	$63,836,967.08	$499,723.23	$327,812.40	$171,910.83	$499,723.23
10/12/2017	30	5.96340%	$63,665,056.25	$499,723.23	$316,383.50	$183,339.73	$499,723.23
11/12/2017	31	5.96340%	$63,481,716.52	$499,723.23	$325,988.14	$173,735.09	$499,723.23
12/12/2017	30	5.96340%	$63,307,981.43	$499,723.23	$314,609.01	$185,114.22	$499,723.23
1/12/2018	31	5.96340%	$63,122,867.21	$499,723.23	$324,145.39	$175,577.84	$499,723.23
2/12/2018	31	5.96340%	$62,947,289.37	$499,723.23	$323,243.77	$176,479.46	$499,723.23

DUE DATE	DAYS	INT. RATE	BEG. PRINCIPAL BALANCE	P&I PAYMENT	INTEREST DUE	PRINCIPAL DUE	TOTAL PMT. DUE
3/12/2018	28	5.96340%	$62,770,809.91	$499,723.23	$291,143.57	$208,579.66	$499,723.23
4/12/2018	31	5.96340%	$62,562,230.25	$499,723.23	$321,266.44	$178,456.79	$499,723.23
5/12/2018	30	5.96340%	$62,383,773.46	$499,723.23	$310,016.16	$189,707.07	$499,723.23
6/12/2018	31	5.96340%	$62,194,066.39	$499,723.23	$319,375.86	$180,347.37	$499,723.23
7/12/2018	30	5.96340%	$62,013,719.02	$499,723.23	$308,177.18	$191,546.05	$499,723.23
8/12/2018	31	5.96340%	$61,822,172.97	$499,723.23	$317,466.13	$182,257.10	$499,723.23
9/12/2018	31	5.96340%	$61,639,915.87	$499,723.23	$316,530.21	$183,193.02	$499,723.23
10/12/2018	30	5.96340%	$61,456,722.85	$499,723.23	$305,409.18	$194,314.05	$499,723.23
11/12/2018	31	5.96340%	$61,262,408.80	$499,723.23	$314,591.66	$185,131.57	$499,723.23
12/12/2018	30	5.96340%	$61,077,277.23	$499,723.23	$303,523.53	$196,199.70	$499,723.23
1/12/2019	31	5.96340%	$60,881,077.53	$499,723.23	$312,633.47	$187,089.76	$499,723.23
2/12/2019	31	5.96340%	$60,693,987.77	$499,723.23	$311,672.73	$188,050.50	$499,723.23
3/12/2019	28	5.96340%	$60,505,937.27	$499,723.23	$280,638.64	$219,084.59	$499,723.23
4/12/2019	31	5.96340%	$60,286,852.68	$499,723.23	$309,582.03	$190,141.20	$499,723.23
5/12/2019	30	5.96340%	$60,096,711.48	$499,723.23	$298,650.61	$201,072.62	$499,723.23
6/12/2019	31	5.96340%	$59,895,638.86	$499,723.23	$307,573.09	$192,150.14	$499,723.23
7/12/2019	30	5.96340%	$59,703,488.72	$499,723.23	$296,696.49	$203,026.74	$499,723.23
8/12/2019	31	5.96340%	$59,500,461.98	$499,723.23	$305,543.80	$194,179.43	$499,723.23
9/12/2019	31	5.96340%	$59,306,282.55	$59,610,829.21	$304,546.66	$59,306,282.55	$59,610,829.21
--------------------------------------------------------------------------------------------------------------------------------------------

$2,133,454.49	$70,259,661.44	$91,593,115.93

LOAN #:		030251365				P&I:	SEE BELOW
BORROWER:		First States Investors 5200, LLC				FIXED OR ADJ:	FIXED
CASH FLOW / AMORTIZATION SCHEDULE						DAYS PER YR:	360
						ACT OR 30:	act

DUE DATE	DAYS	INT. RATE	BEG. PRINCIPAL BALANCE	P&I PAYMENT	INTEREST DUE	PRINCIPAL DUE	TOTAL PMT. DUE
4/12/2014		5.96340%	$70,259,661.44	$499,723.23
5/12/2014	30	5.96340%	$70,259,661.44	$499,723.23	$349,155.39	$150,567.84	$499,723.23
6/12/2014	31	5.96340%	$70,109,093.60	$499,723.23	$360,020.71	$139,702.52	$499,723.23
7/12/2014	30	5.96340%	$69,969,391.08	$499,723.23	$347,712.89	$152,010.34	$499,723.23
8/12/2014	31	5.96340%	$69,817,380.74	$499,723.23	$358,522.72	$141,200.51	$499,723.23
9/12/2014	31	5.96340%	$69,676,180.23	$499,723.23	$357,797.64	$141,925.59	$499,723.23
10/12/2014	30	5.96340%	$69,534,254.64	$499,723.23	$345,550.48	$154,172.75	$499,723.23
11/12/2014	31	5.96340%	$69,380,081.89	$499,723.23	$356,277.13	$143,446.10	$499,723.23
12/12/2014	30	5.96340%	$69,236,635.79	$499,723.23	$344,071.46	$155,651.77	$499,723.23
1/12/2015	31	5.96340%	$69,080,984.02	$499,723.23	$354,741.22	$144,982.01	$499,723.23
2/12/2015	31	5.96340%	$68,936,002.01	$499,723.23	$353,996.71	$145,726.52	$499,723.23
3/12/2015	28	5.96340%	$68,790,275.49	$499,723.23	$319,063.06	$180,660.17	$499,723.23
4/12/2015	31	5.96340%	$68,609,615.32	$499,723.23	$352,320.67	$147,402.56	$499,723.23
5/12/2015	30	5.96340%	$68,462,212.76	$499,723.23	$340,222.97	$159,500.26	$499,723.23
6/12/2015	31	5.96340%	$68,302,712.50	$499,723.23	$350,744.67	$148,978.56	$499,723.23
7/12/2015	30	5.96340%	$68,153,733.94	$499,723.23	$338,689.98	$161,033.25	$499,723.23
8/12/2015	31	5.96340%	$67,992,700.69	$499,723.23	$349,152.72	$150,570.51	$499,723.23
9/12/2015	31	5.96340%	$67,842,130.18	$499,723.23	$348,379.51	$151,343.72	$499,723.23
10/12/2015	30	5.96340%	$67,690,786.46	$499,723.23	$336,389.36	$163,333.87	$499,723.23
11/12/2015	31	5.96340%	$67,527,452.59	$499,723.23	$346,763.60	$152,959.63	$499,723.23
12/12/2015	30	5.96340%	$67,374,492.96	$499,723.23	$334,817.54	$164,905.69	$499,723.23
1/12/2016	31	5.96340%	$67,209,587.27	$499,723.23	$345,131.31	$154,591.92	$499,723.23
2/12/2016	31	5.96340%	$67,054,995.35	$499,723.23	$344,337.46	$155,385.77	$499,723.23
3/12/2016	29	5.96340%	$66,899,609.58	$499,723.23	$321,375.69	$178,347.54	$499,723.23
4/12/2016	31	5.96340%	$66,721,262.04	$499,723.23	$342,623.69	$157,099.54	$499,723.23
5/12/2016	30	5.96340%	$66,564,162.50	$499,723.23	$330,790.61	$168,932.62	$499,723.23
6/12/2016	31	5.96340%	$66,395,229.88	$499,723.23	$340,949.46	$158,773.77	$499,723.23
7/12/2016	30	5.96340%	$66,236,456.11	$499,723.23	$329,162.07	$170,561.16	$499,723.23
8/12/2016	31	5.96340%	$66,065,894.95	$499,723.23	$339,258.28	$160,464.95	$499,723.23
9/12/2016	31	5.96340%	$65,905,430.00	$499,723.23	$338,434.27	$161,288.96	$499,723.23
10/12/2016	30	5.96340%	$65,744,141.04	$499,723.23	$326,715.51	$173,007.72	$499,723.23
11/12/2016	31	5.96340%	$65,571,133.32	$499,723.23	$336,717.61	$163,005.62	$499,723.23
12/12/2016	30	5.96340%	$65,408,127.70	$499,723.23	$325,045.69	$174,677.54	$499,723.23
1/12/2017	31	5.96340%	$65,233,450.16	$499,723.23	$334,983.55	$164,739.68	$499,723.23
2/12/2017	31	5.96340%	$65,068,710.48	$499,723.23	$334,137.59	$165,585.64	$499,723.23
3/12/2017	28	5.96340%	$64,903,124.84	$499,723.23	$301,033.67	$198,689.56	$499,723.23
4/12/2017	31	5.96340%	$64,704,435.28	$499,723.23	$332,266.98	$167,456.25	$499,723.23
5/12/2017	30	5.96340%	$64,536,979.03	$499,723.23	$320,716.52	$179,006.71	$499,723.23
6/12/2017	31	5.96340%	$64,357,972.32	$499,723.23	$330,487.84	$169,235.39	$499,723.23
7/12/2017	30	5.96340%	$64,188,736.93	$499,723.23	$318,985.93	$180,737.30	$499,723.23
8/12/2017	31	5.96340%	$64,007,999.63	$499,723.23	$328,690.68	$171,032.55	$499,723.23
9/12/2017	31	5.96340%	$63,836,967.08	$499,723.23	$327,812.40	$171,910.83	$499,723.23
10/12/2017	30	5.96340%	$63,665,056.25	$499,723.23	$316,383.50	$183,339.73	$499,723.23
11/12/2017	31	5.96340%	$63,481,716.52	$499,723.23	$325,988.14	$173,735.09	$499,723.23
12/12/2017	30	5.96340%	$63,307,981.43	$499,723.23	$314,609.01	$185,114.22	$499,723.23
1/12/2018	31	5.96340%	$63,122,867.21	$499,723.23	$324,145.39	$175,577.84	$499,723.23
2/12/2018	31	5.96340%	$62,947,289.37	$499,723.23	$323,243.77	$176,479.46	$499,723.23

DUE DATE	DAYS	INT. RATE	BEG. PRINCIPAL BALANCE	P&I PAYMENT	INTEREST DUE	PRINCIPAL DUE	TOTAL PMT. DUE
3/12/2018	28	5.96340%	$62,770,809.91	$499,723.23	$291,143.57	$208,579.66	$499,723.23
4/12/2018	31	5.96340%	$62,562,230.25	$499,723.23	$321,266.44	$178,456.79	$499,723.23
5/12/2018	30	5.96340%	$62,383,773.46	$499,723.23	$310,016.16	$189,707.07	$499,723.23
6/12/2018	31	5.96340%	$62,194,066.39	$499,723.23	$319,375.86	$180,347.37	$499,723.23
7/12/2018	30	5.96340%	$62,013,719.02	$499,723.23	$308,177.18	$191,546.05	$499,723.23
8/12/2018	31	5.96340%	$61,822,172.97	$499,723.23	$317,466.13	$182,257.10	$499,723.23
9/12/2018	31	5.96340%	$61,639,915.87	$499,723.23	$316,530.21	$183,193.02	$499,723.23
10/12/2018	30	5.96340%	$61,456,722.85	$499,723.23	$305,409.18	$194,314.05	$499,723.23
11/12/2018	31	5.96340%	$61,262,408.80	$499,723.23	$314,591.66	$185,131.57	$499,723.23
12/12/2018	30	5.96340%	$61,077,277.23	$499,723.23	$303,523.53	$196,199.70	$499,723.23
1/12/2019	31	5.96340%	$60,881,077.53	$499,723.23	$312,633.47	$187,089.76	$499,723.23
2/12/2019	31	5.96340%	$60,693,987.77	$499,723.23	$311,672.73	$188,050.50	$499,723.23
3/12/2019	28	5.96340%	$60,505,937.27	$499,723.23	$280,638.64	$219,084.59	$499,723.23
4/12/2019	31	5.96340%	$60,286,852.68	$499,723.23	$309,582.03	$190,141.20	$499,723.23
5/12/2019	30	5.96340%	$60,096,711.48	$499,723.23	$298,650.61	$201,072.62	$499,723.23
6/12/2019	31	5.96340%	$59,895,638.86	$499,723.23	$307,573.09	$192,150.14	$499,723.23
7/12/2019	30	5.96340%	$59,703,488.72	$499,723.23	$296,696.49	$203,026.74	$499,723.23
8/12/2019	31	5.96340%	$59,500,461.98	$499,723.23	$305,543.80	$194,179.43	$499,723.23
9/12/2019	31	5.96340%	$59,306,282.55	$59,610,829.21	$304,546.66	$59,306,282.55	$59,610,829.21
--------------------------------------------------------------------------------------------------------------------------------------------

$2,133,454.49	$70,259,661.44	$91,593,115.93